--------------------------------------------------------------------------------
   FORTRESS REGISTERED INVESTMENT TRUST


   Financial Statements for the Ten Month Period Ended
   December 31, 2000 and Report of Independent Auditors

FORTRESS REGISTERED INVESTMENT TRUST


TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                                                                                 PAGE
REPORT OF INDEPENDENT AUDITORS                                                                                     1

FINANCIAL STATEMENTS:

         Statement of Assets and Liabilities as of December 31, 2000                                               2

         Schedule of Investments as of December 31, 2000                                                           3

         Statement of Operations for the period from March 1, 2000 to December 31, 2000                            5

         Statement of Cash Flows for the period from March 1, 2000 to December 31, 2000                            6

         Statement of Changes in Net Assets for the period from November 23,
         1999 (Date of Formation) to February 29, 2000 and for the period from
         March 1, 2000 to December 31, 2000                                                                        7

         Notes to Financial Statements                                                                             8

                         REPORT OF INDEPENDENT AUDITORS


To the Member and Trustees of
Fortress Registered Investment Trust


We have audited the accompanying statement of assets and liabilities of Fortress Registered Investment Trust (the "Company"), including the schedule of investments, as of December 31, 2000, and the related statements of operations and cash flows for the period from March 1, 2000 to December 31, 2000, and the statement of changes in net assets for the periods from November 23, 1999 (Date of Formation) to February 29, 2000 and March 1, 2000 through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, and confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortress Registered Investment Trust at December 31, 2000, the results of its operations and its cash flows for the period from March 1, 2000 to December 31, 2000, and the changes in its net assets for the periods from November 23, 1999 to February 29, 2000 and March 1, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                             /s/ Ernst & Young
New York, New York
February 27, 2001

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)
--------------------------------------------------------------------------------


                                                                         December 31, 2000
                                                                         -----------------
ASSETS
       Investments in controlled affiliates, at value (cost $411,149)      $     422,281
       Cash and cash equivalents                                                     143
       Deposits and other assets                                                  10,206
                                                                           -------------

                                                                                 432,630
                                                                           -------------

LIABILITIES
       Miscellaneous liabilities                                                     545
                                                                           -------------

                                                                                     545
                                                                           -------------

NET ASSETS                                                                 $     432,085
                                                                           =============


NET ASSETS CONSIST OF:
       Capital paid in                                                     $     410,467
       Undistributed net investment income                                        10,486
       Accumulated equity in loss of operating subsidiary                        (14,791)
       Accumulated net unrealized gain on affiliate investments                   25,923
                                                                           -------------

                                                                           $     432,085
                                                                           =============

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
(dollar amounts in thousands)
--------------------------------------------------------------------------------


Investment                                   Description of Securities                           Cost      Fair Value
----------                                   -------------------------                        ----------   ----------
Investments in controlled affiliates(a):

    Fortress CAP LLC(b)                     100% of the issued common shares                  $   87,892   $   98,424
    Fortress HQ LLC(c)                      100% of the issued common shares                      50,018       53,956
    Fortress Brookdale Acquisition LLC(d)   50.67% of the issued common shares                   159,717      162,276
    Fortress IF Acquisition LLC(e)          100% of the issued common shares                      74,474       83,343
    Portland Acquisition I LLC(f)           100% of the issued common shares                      13,092       13,123
    Fortress UK Acquisition Company(g)      100% of the issued common shares                      52,183       52,177
    FIF ML Acquisition LLC(h)               75% of the issued common shares                       37,938       37,938
    F/C PRT Investment Inc.(i)              100% of the issued common shares                      33,343       33,343
    FRIT PRT Lending LLC(j)                 100% of the issued common shares                      45,124       45,124
    Fortress Capital Finance LLC(k)         100% of the issued common shares                    (142,632)    (157,423)
                                                                                              ----------   ----------

Total investments(l)                                                                          $  411,149   $  422,281
                                                                                              ==========   ==========

    (a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. These securities are restricted as to public resale. Transactions during the period with companies which are affiliates were as follows:

    Summary of Transactions with Affiliated Companies


                                                                        Cost            Dividend          Fair Value
                                                                      Incurred           Income            of Total
Affiliate                               Purchase Date                This Period       This Period        Investment
---------                               -------------               ------------       ------------      ------------
Fortress CAP LLC                        July through Dec. 2000      $     36,367       $      6,782      $     98,424
Fortress HQ LLC                         June and August 2000              50,018                 --            53,956
Fortress Brookdale Acquisition LLC      April and Sept. 2000             159,717                 --           162,276
Fortress IF Acquisition LLC             August 3, 2000                    74,474                 --            83,343
Portland Acquisition I LLC              September 25, 2000                13,092                 --            13,123
Fortress UK Acquisition Company         October 23, 2000                  52,183                 --            52,177
FIF ML Acquisition LLC                  November 9, 2000                  37,938                912            37,938
F/C PRT Investment Inc.                 December 22, 2000                 33,343                 --            33,343
FRIT PRT Lending LLC                    December 22, 2000                 45,124              3,311            45,124
                                                                    ------------       ------------      ------------
                                                                         502,256             11,005           579,704
Fortress Capital Finance LLC            Throughout Period               (142,908)                --          (157,423)
                                                                    ------------       ------------      ------------
                                                                    $    359,348       $     11,005      $    422,281
                                                                    ============       ============      ============




Footnotes continued on the next page.

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
(footnotes)
--------------------------------------------------------------------------------

(b) Fortress CAP LLC owned 2,689,000 shares of Series C Convertible Preferred Stock and 6,605,217 shares of common stock of Capstead Mortgage Corp. as its sole assets at the end of the period.

(c) Fortress HQ LLC owned 1,226,331 shares of Series A Convertible Cumulative Preferred Stock, and warrants to purchase 595,547 shares of common stock, of HQ Global Workplaces, Inc. as its sole assets at the end of the period.

(d) Fortress Brookdale Acquisition LLC owned 100% of the issued common shares of Brookdale Living Communities, Inc. as its sole assets at the end of the period.

(e) Fortress IF Acquisition LLC and two related entities in which the Company also holds 100% of the issued common shares, Fortress Ital Depositor 1 LLC and Fortress Ital Depositor 2 LLC, aggregately owned total return swaps equivalent to a 79.9 million Euro investment in a pool of Italian performing residential and commercial mortgage loans, and two related foreign currency hedges, as their sole assets at the end of the period. During the ten month period ended December 31, 2000, this investment resulted in a $1.3 million foreign currency gain.

(f) Portland Acquisition I LLC owned a 168,000 sf building in Portland, Oregon, which it intends to rehabilitate and reposition, as its sole asset at the end of the period.

(g) Fortress UK Acquisition Company owned a 42.5% equity investment in a British operating company, which owned 1,309 commercial buildings, primarily leased to a single credit tenant, and a related foreign currency hedge as its sole assets at the end of the period. During the ten month period ended December 31, 2000, this investment resulted in a less than $0.1 million foreign currency loss.

(h) FIF ML Acquisition LLC owned a portfolio of performing commercial mortgage loans as its sole asset at the end of the period.

(i) F/C PRT Investment Inc. owned a 51% equity investment in an operating company, which indirectly owned four shopping centers, as its sole asset at the end of the period.

(j) FRIT PRT Lending LLC held a loan made to a major retail REIT as its sole asset at the end of the period.

(k) Fortress Capital Finance LLC ("FCF") is the Company's operating subsidiary. FCF's operations include interest on a revolving credit facility entered into in July 2000 as described in Note 4. During the ten month period ended December 31, 2000, the foreign currency denominated portion of this credit facility resulted in a $1.6 million foreign currency loss, which is offset by the gain described in (e) above.

(l) The United States Federal income tax basis of the Company's investments at the end of the period was approximately $411.1 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $11.1 million.

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF OPERATIONS
(dollar amounts in thousands)
--------------------------------------------------------------------------------


                                                      Period from March 1, 2000 to
                                                           December 31, 2000
                                                      ----------------------------
Investment income:

Income
              Dividend income                               $      11,005
              Interest income                                         156
                                                            -------------
              Total income                                         11,161
Expenses
              Miscellaneous expenses                                  658
                                                            -------------

Net investment income                                              10,503
                                                            -------------

Net equity in loss of operating subsidiary                        (14,542)
Net unrealized gain on affiliate investments                       25,220
                                                            -------------

Net increase in net assets resulting from operations        $      21,181
                                                            =============


Disclosure of certain ratios, annualized:
Ratio of total expenses to average net assets                         0.4%
Ratio of investment income, net, to average net assets                6.2%
Portfolio turnover rate                                               0.0%

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CASH FLOWS
(dollar amounts in thousands)
--------------------------------------------------------------------------------



                                                                          Period from March 1, 2000 to
                                                                                December 31, 2000
                                                                          ----------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                              $     21,181
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
       Net equity in loss of operating subsidiary                                       14,542
       Net unrealized gain on affiliate investments                                    (25,220)
       Change in:
          Other assets                                                                  (9,911)
          Other liabilities                                                                493
                                                                                  ------------

Net cash provided by (used in) operating activities                                      1,085
                                                                                  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Investments in controlled affiliates                                             (359,348)
                                                                                  ------------

Net cash used in investing activities                                                 (359,348)
                                                                                  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Capital contributions                                                             358,352
                                                                                  ------------


Net cash provided by financing activities                                              358,352
                                                                                  ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                   89

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                              54
                                                                                  ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                          $        143
                                                                                  ============

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
(dollar amounts in thousands)
--------------------------------------------------------------------------------


                                                                  Period From
                                                              November 23, 1999                Period from
                                                             (Dale of Formation)            March 1, 2000 to
                                                             to February 29, 2000             Dec. 31, 2000
                                                             --------------------           -----------------
Increase (decrease) in net assets resulting from operations
      Net investment income                                      $         (17)              $      10,503
      Net equity in loss of operating subsidiary                          (249)                    (14,542)
      Net unrealized gain on affiliate investments                         703                      25,220
                                                                 -------------               -------------
Net increase in net assets resulting from operations                       437                      21,181

Capital contributions                                                   52,115                     358,352
                                                                 -------------               -------------

Net increase in net assets                                              52,552                     379,533

Net assets, beginning of period                                             --                      52,552
                                                                 -------------               -------------

Net assets, end of period                                        $      52,552               $     432,085
                                                                 =============               =============


See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Fortress Registered Investment Trust (together with its subsidiaries, the "Company") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). The Company expects to mainly invest in real estate-related debt and equity securities. The primary investor in the Company is Fortress Investment Fund LLC (the "Fund").

     The managing member of the Fund is Fortress Fund MM LLC (the "Managing Member"), which is owned jointly by a subsidiary of Fortress Investment Corp. ("Fortress") and Fortress Investment Group LLC (the "Manager") and its affiliate. Fortress and its affiliates have committed to contribute $100 million to the Fund; in the aggregate, Fortress and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to the Fund over the three years ending April 28, 2003. The Manager has entered into a management agreement with the Managing Member and will manage the Fund in exchange for certain fees, as defined in such agreement. The Managing Member is entitled to a performance fee (the "Performance Fee") generally equal to 20% of the Fund's returns, as defined, subject to a 10% preferred return payable to the Investors. See Note 3 for a further discussion of the fees.

     From November 23, 1999 (Date of Formation) through December 31, 2000, the Fund issued membership interests (in connection with capital calls) to 21 unaffiliated investors and to Fortress for net proceeds of approximately $422.0 million. Fortress invested a total of approximately $47.2 million in the Fund related to these issuances. The Fund subsequently invested primarily all of these amounts in the Company, net of required fees of $9.9 million (see Note 3).

     In 2000, the Company changed its fiscal year end from February 29th to December 31st.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States. As a RIC, the Company generally reports its assets and liabilities at fair value on the reporting date, including its investments in the securities of its subsidiaries. As a RIC, the Company does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies under the Act. None of the Company's subsidiaries operated as an investment company under the Act during the reporting period. The Company's operating subsidiary, Fortress Capital Finance LLC ("FCF"), is accounted for under the equity method and is included in Investments in Controlled Affiliates.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES - In the normal course of business, the Company may encounter primarily two significant types of economic risk: credit and market. Credit risk is the risk of default on the

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

     Company's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by the Company. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks along with estimated collateral values, payment histories and other borrower information, as well as its knowledge of the companies in which it has made equity investments. The Company also invests in the securities of companies located outside of the United States. The Company's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with a wide variety of foreign laws. Additionally, the Company is subject to significant tax risks. If the Company were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

     SECURITY VALUATION - All of the Company's investments in securities are accounted for under the Act. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which is equivalent to fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with the Company's valuation policies as approved by the Company's board of trustees.

     Investments which are not publicly traded are carried at fair value. In general, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by the Company of its investment, obtaining by the Company of a third party estimate of the value of its investment, significant changes in the financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

     FEDERAL INCOME TAXES - No income taxes have been provided for in these financial statements as the Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. No distributions have been made through December 31, 2000.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - The Company follows industry practice and records security transactions on the trade date. Dividend income will be recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

     and premiums on securities purchased will be amortized over the life of the respective securities, generally using the interest method.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Certain amounts on deposit with major financial institutions may, from time to time, exceed insured limits.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     The Manager is paid certain annual fees by the Fund in exchange for its efforts in raising capital for the Fund, advising the Fund on various aspects of its business, primarily formulating the Fund's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing the Fund's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on the Fund's behalf, including the costs of legal, accounting and other administrative activities.

     The management fee is calculated as 1.0% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the Manager will be paid an annual administrative fee ranging to 0.5% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment.

     The Manager and Fortress are each entitled to 50% of the Performance Fee.

     During the period from November 23, 1999 (Date of Formation) through December 31, 2000, the Manager earned $9.9 million of management and administrative fees, which were included in the $9.9 million of fees discussed in Note 1. No Performance Fee has been incurred through December 31, 2000.

     At December 31, 2000, Deposits and Other Assets included $1.8 million of dividends receivable from unconsolidated subsidiaries.

4.   COMMITMENTS AND CONTINGENCIES

     FINANCING ARRANGEMENT - In July 2000, the Company and FCF entered into a $150 million revolving credit agreement (the "Credit Agreement"), secured by the Capital Commitment. The Credit Agreement matures in July 2001 and bears interest at LIBOR + 0.9% (approximately 7.52% at December 31, 2000). The Credit Agreement was fully drawn as of December 31, 2000, including a draw of 50,000,000 Euros ($47.1 million at December 31, 2000) under a Euro-based borrowing option which bears interest at EURIBOR + 0.9% (5.875% at December 31, 2000).

     COMMITMENTS TO INVESTEES - The Company has committed an additional $75 million of capital to Fortress UK Acquisition Company related to the pending acquisition of approximately 870 commercial buildings from the Inland Revenue Service of the UK. The Company has also committed up to an additional $37.8 million of capital to FIF ML Acquisition LLC to fund available draws on loans held by this subsidiary.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

     FUND CO-INVESTMENT PROGRAM. In January 2001, the Fund adopted an employee co-investment program whereby certain employees of the Manager and of the Company's operating subsidiary will have the opportunity to invest in the Fund by purchasing part of Fortress' investment. The purpose of the program is to align the interests of the Company's employees and the employees of the Manager with those of the Fund's Investors, including Fortress, and to enable the Manager and the Company to retain such employees and provide them with appropriate incentives and rewards for their performance. Fortress has set aside $10.0 million of its commitment to the Fund for this program, of which $6.9 million has been allocated, and will finance approximately 80% of the employee investments via non-recourse loans. The Manager will fund up to $0.1 million of the purchase price of these commitments on behalf of employees.

5.   SUBSEQUENT EVENTS

     In January 2001, the Fund drew an additional $79.5 million of capital ($8.6 million from Fortress), including $4.5 million of management fees. Approximately $75 million of this draw was invested in the Company and used to repay certain amounts outstanding under the Credit Agreement and invested in certain subsidiaries of the Company. Such subsidiaries invested approximately $30 million in the purchase of four shopping centers from a large REIT, and made a loan of $45 million to such REIT, which investments were originally financed under the Credit Agreement.